FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     The purpose of this Form 8-K is to disclose that D. Michael Jack, Senior Vice President and Controller and principal accounting officer of TDS, will retire as an employee from TDS effective at the close of business on August 15, 2007. In connection therewith, Mr. Jack will resign from his position as Senior Vice President and Corporate Controller and principal accounting officer of TDS effective at the close of business on August 15, 2007, or the date on which his successor formally assumes this position, whichever comes first.

          Further information is incorporated by reference herein from the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: June 21, 2007

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Press Release dated June 21, 2007.